UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest reported)  November 27, 2006
                                           -------------------


                            American River Bankshares
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its chapter)


         California                0-31525                    68-0352144
----------------------------      ------------            -------------------
(State or other jurisdiction      (Commission               (IRS Employer
     Of incorporation)            File Number)            Identification No.)


3100 Zinfandel Drive, Suite 450, Ranch Cordova, California       95670
----------------------------------------------------------     ----------
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code            (916) 231-6700
                                                     ---------------------------


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Page 1 of 20 Pages
The Index to Exhibits is on Page 3

Item 1.01. Entry into a Material Definitive Agreement.

On November 27, 2006, the registrant executed a lease (the "Lease") with the Bradshaw Plaza, Associates, Inc. a California corporation doing business as Bradshaw Plaza. The Lease relates to office space currently occupied by one of the issuer's banking subsidiaries, American River Bank. The premises are located at 9750 Business Park Drive, Sacramento, California, 95827. Bradshaw Plaza, Associates, Inc. is owned by D B Fite Properties, Inc. Charles D. Fite, a director of the registrant is a minority shareholder in D B Fite Properties, Inc. The Lease is for a term of one hundred and twenty (120) months, expiring on November 30, 2016. The Lease replaces an existing lease on the same location that expires on November 30, 2006. The foregoing description is qualified by reference to the Lease attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c)      Exhibits

         99.1 Lease between Bradshaw Plaza, Associates, Inc. a California corporation doing business as Bradshaw Plaza, and American River Bank.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AMERICAN RIVER BANKSHARES


                                    /s/ MITCHELL A. DERENZO
                                    --------------------------------------------
November 27, 2006                   Mitchell A. Derenzo, Chief Financial Officer

                                INDEX TO EXHIBITS


Exhibit No.           Description                                         Page
-----------           ----------------------------------------            ----

99.1                  Lease between Bradshaw Plaza, Associates,
                      Inc. a California corporation doing business
                      as Bradshaw Plaza, and American River Bank.          4




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